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                                                                 EXHIBIT 10.20

                                  OPTI INC.

                           1996 STOCK OPTION PLAN


      1.    PURPOSE OF THE PLAN.  OPTi Inc., a California corporation (the
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"Company"), owns 1,060,000 shares of Series A Preferred Stock and 333,333 shares of Series B Preferred Stock of Tripath Technology Inc., a California corporation ("Tripath"), which shares are convertible at the option of the Company into shares of Common Stock of Tripath. The purpose of this Stock Option Plan is to offer to certain employees of the Company and its subsidiaries the opportunity to acquire a proprietary interest in Tripath by the grant of options to purchase shares of Tripath Common Stock. Through the Plan, the Company seeks to attract, motivate, and retain those highly competent persons upon whose efforts the success of the Company depends.

      2.    DEFINITIONS.  As used herein, the following definitions shall apply:
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            (a)  "ADMINISTRATOR" means the Board or its Compensation Committee
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appointed pursuant to Section 3 of the Plan.

            (b)  "APPLICABLE LAWS" means the legal requirements relating to the
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administration of stock option plans under U.S. state corporate laws, U.S.
federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights will be or are being granted under the Plan.

            (c)  "BOARD" means the Board of Directors of the Company.
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            (d)  "CODE" means the Internal Revenue Code of 1986, as amended.
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            (e)  "COMMITTEE"  means a Committee appointed by the Board of
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Directors in accordance with Section 3 of the Plan.

            (f)  "COMMON STOCK" means the Common Stock of Tripath issued or
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issuable upon conversion of the Tripath Series A Preferred Stock held by the
Company, and any other securities or assets into which such Common Stock has been converted or for which it may have been exchanged prior to exercise of the option, whether or not such conversion or exchange was caused by the Company..

            (g)  "COMPANY" means OPTi Inc., a California corporation.
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            (h)  "CONTINUOUS STATUS AS AN EMPLOYEE" means that the employment
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relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or
(ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the
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Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company.

          (i) "EMPLOYEE" means any person, including Officers and directors,
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employed by the Company or any Parent or Subsidiary of the Company.  The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as
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amended.

          (k) "FAIR MARKET VALUE" means, as of any date, the value of Common
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Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, or;

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l) "NONSTATUTORY STOCK OPTION" means an Option not intended to
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qualify as an Incentive Stock Option.

          (m) "OFFICER" means a person who is an officer of the Company within
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the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (n) "OPTION" means a stock option granted pursuant to the Plan.
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          (o) "OPTIONED STOCK" means the Common Stock subject to an Option.
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          (p) "OPTIONEE" means an Employee who receives an Option.
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          (q) "PARENT" means a "parent corporation", whether now or hereafter
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existing, as defined in Section 424(e) of the Code.

          (r) "PLAN" means this OPTi, Inc. 1996 Stock Option Plan.
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          (s) "SHARE" means a share of the Common Stock, as adjusted in
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accordance with Section 9 below.

          (t) "SUBSIDIARY" means a "subsidiary corporation", whether now or
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hereafter existing, as defined in Section 424(f) of the Code.

      3.  ADMINISTRATION OF THE PLAN.  The Board shall have full power and
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authority to designate participants and to interpret the provisions and supervise the administration of the Plan. All decisions and selections made by the Board pursuant to the provisions of the Plan shall be made by a majority of its members. The Board may, in its discretion, delegate to the Compensation Committee of the Board (the "Committee") the full authority to administer the Plan. The Committee shall serve at the pleasure of the Board, and shall exercise all powers of the Board granted herein, other than the power of to amend the Plan.

      4.  SHARES SUBJECT TO THE PLAN.  The maximum number of shares of Common
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Stock which may be offered pursuant to the Plan is 260,000 shares.  Any shares subject to an option which for any reason is surrendered, expires, or is terminated unexercised as to such shares may again be subject to an option under the Plan.

      5.  GRANT OF OPTIONS.  The Board shall, from time to time, determine and
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designate those persons who are to receive options under the Plan, the number of shares to be covered by such options and the terms thereof.

      6.  TERMS AND CONDITIONS.  Each option granted under the Plan shall be
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evidenced by an agreement, in a form approved by the Board, which shall be subject to the following express terms and conditions and to such other terms and conditions as may be set forth in the stock option agreements. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

          (a) OPTION PERIOD.  Each option agreement shall specify the period for
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which the option thereunder is granted (which in no event shall exceed ten years and one day from the date of grant) and shall provide that the option shall expire at the end of such period.

          (b) OPTION PRICE.  The purchase price of each share of Common Stock
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subject to each option granted pursuant to the Plan shall be determined by the
Board at the time the option is granted.

          (c) EXERCISE PERIOD.  The Board may provide in the option agreement
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that an option may be exercised in whole immediately or is to be exercisable in increments.

          (d) PROCEDURE FOR EXERCISE.  Options shall be exercised by the
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delivery of written notice to the Company setting forth the number of shares with respect to which the option is to be

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exercised.  Such notice shall be accompanied by cash or certified check, bank draft, or postal or express money order payable to the order of the Company, for an amount equal to the option price of such shares, and specifying the address to which the certificates for such shares are to be mailed. As promptly as practicable after receipt of such written notification and payment, the Company shall request that Tripath deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of Tripath shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified pursuant to this paragraph 6(d); and further provided, that the Company shall not be liable for any failure of Tripath to transfer certificates for such shares into the optionee's name.

          (e) EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT.  If an
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optionee's employment with the Company or its subsidiaries shall be terminated for any reason, (1) the unvested portion of any option granted to optionee under the Plan shall terminate as of the date of optionee's termination, and
(2) any vested portion of the option shall remain in effect in accordance with its terms.

          (f) ASSIGNABILITY.  An option shall not be assignable or otherwise
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transferable except by will or by the laws of descent and distribution.  No transfer of an option by an optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice of the same and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance of the transferee or transferees of the terms and conditions of such option.

          (g) NO RIGHTS AS SHAREHOLDER.  No optionee shall have any rights as a
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shareholder with respect to shares covered by an option until the date of issuance of a stock certificate for such shares, registered in such optionee's name; no adjustment for dividends (other than stock dividends), or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

          (h) SALE OF TRIPATH STOCK.  Notwithstanding anything herein or in the
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Option Agreement to the contrary, if the Company sells all of the shares of
Tripath Stock which it then owns, or if Tripath shall be acquired through a merger or other change of control transaction, then the option shall become null and void. If the Company sells less than all of its Tripath Stock but more than the number of its Tripath shares not subject to outstanding options under the Plan, then options shall become null and void proportionately to the extent that the amount sold exceeds the number of shares of Common Stock owned by the Company that are not subject to outstanding options. In the event that options become null and void as a result of such sale or change of control transaction, the Company shall pay to the optionee, as to the vested portion of any option, the difference between (i) the price per share paid to the Company upon such sale and (ii) the option exercise price. At the Company's discretion, such payment shall be in the same form as is made to the Company or otherwise as determined by the Board. Such payments to optionees shall be made in annual installments based upon the number of shares then vested under the terms of their respective

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options, or otherwise as determined by the Board.  In addition to the foregoing, in the event of any such transaction, the Company shall establish a replacement cash fund or alternative consideration with respect to the unvested portion of each option, to which the optionee shall become entitled only upon vesting of such options. The foregoing sets forth the complete and entire rights of the optionees as a result of any such transaction. Determinations made by the Committee as to any matter set forth under this Section 6(h) shall be binding and conclusive.

          (i) INVESTMENT REPRESENTATION.  Each option agreement shall contain an
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agreement that, upon demand by the Board for such a representation, the optionee
(or any person acting under paragraph 6(e)) shall deliver to the Board at the time of any exercise of an option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an option and prior to the expiration of the option period shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

      7.  AMENDMENTS OR TERMINATION.  The Board of Directors may amend, alter,
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or discontinue the Plan.

      8.  TAX CONSEQUENCES.  Some of the federal and California tax consequences
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relating to options granted pursuant to this Plan are set forth below .  THIS
SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) EXERCISE OF NONSTATUTORY STOCK OPTION.  The Optionee may incur
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regular federal income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (b) DISPOSITION OF SHARES.  If the Optionee holds Shares for at least
              ---------------------
one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

      9.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR
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          ASSET SALE.
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          (a) CHANGES IN CAPITALIZATION.  Subject to any required action by the
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shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan

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upon cancellation or expiration of an Option, as well as the price per share of
Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

          (b) DISSOLUTION OR LIQUIDATION.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c) MERGER OF THE COMPANY.  In the event of a merger of the Company
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with or into another corporation, under which the Company shall not survive as an independent entity, the Option may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the Option is not assumed or substituted, the Option shall terminate as of the date of the closing of the merger. In such event, alternative value shall be provided to the holders of the options in the manner provided under Section 6(h) hereof.

     10.  COMPLIANCE WITH OTHER LAWS AND REGULATIONS.  The Plan, the grant and
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exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body or national securities exchange which the Company shall, in its sole discretion, determine to be necessary or advisable.

     11.  EFFECTIVENESS AND EXPIRATION OF PLAN.  The Plan shall be effective on
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the date the Board of Directors of the Company adopts the Plan.  The Plan shall expire ten years and one day after the effective date of the Plan and thereafter no option shall be granted pursuant to the Plan.

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